Revenue recognition	12 Months Ended
Dec. 31, 2018
Revenue recognition
Revenue recognition

8. Revenue recognition

The Group recognizes revenue from contracts with customers to reflect the transfer of promised goods and services to customers for amounts that reflect the consideration to which the Group expects to be entitled in exchange for those goods and services. In accordance with IFRS 15, the Group identifies only legally enforceable rights as contracts with customers. These contracts consist of any combination of hardware, services and intellectual property, and the associated revenue recognized for such contracts depends on the nature of the underlying goods and services provided, as described in Note 2, Significant accounting policies, and on the determination and allocation of the transaction price to the various performance obligations, as described in Note 4, Use of estimates and critical accounting judgments.

Disaggregation of revenue from contracts with customers

Management has determined that the Group’s reported geographic areas depict how the nature, amount, timing and uncertainty of revenue and cash flows are affected by economic factors. Those geographic areas are reported in Note 5, Segment Information. The Group’s primary customer base consists of companies that operate on a country specific or a regional basis and are subject to macroeconomic conditions specific to those geographic areas. Further, although the Group’s technology cycle is similar around the world, each country or region is inherently in a different stage of that cycle, often influenced by macroeconomic conditions.  As such, the prevailing macroeconomic conditions in each geographic area influence the purchasing decisions, including investments in new technologies, and the payment behavior of the Group’s customer base.

Each reportable segment, as described in Note 5, Segment Information, consists of customers that operate in all geographic areas disclosed in the same note. No reportable segment has a specific revenue concentration in any geographic area other than Nokia Technologies, which is included within Europe.

Contract assets and contract liabilities

In accordance with the requirements of IFRS 15, the Group has presented its customer contracts in the consolidated statement of financial position as either a contract asset or a contract liability, depending on the relationship between the Group’s performance and the customer’s payment for each individual contract. On a net basis, a contract asset position represents where the Group has performed by transferring goods or services to a customer before the customer has provided the associated consideration or before payment is due. Conversely, a contract liability position represents where a customer has paid consideration or payment is due, but the Group has not yet transferred goods or services to the customer. Contract assets presented in the consolidated statement of financial position are current in nature while contract liabilities can be either current or non-current. Invoiced receivables represent unconditional rights to payment and are presented separately as Trade receivables in the consolidated statement of financial position.

The Group has recognized the following contract assets and liabilities:

EURm	As of December 31, 2018	As of January 1, 2018
Contract assets	1 875	1 919
Contract liabilities	3 496	3 694
Non-current	1 113	1 216
Current	2 383	2 478

Significant changes in both the contract asset and the contract liability balances shown above relate to the Group’s routine execution of its contracts with customers. Specifically, the changes in contract assets relate to decreases as a result of balances that have been converted to trade receivables as the rights to payment have become unconditional, and the changes in contract liabilities relate to decreases as a result of balances that have been realized as revenue as the underlying performance obligations have been satisfied. These decreases were offset, or partially offset, by the addition of contract assets and contract liabilities recognized in the normal course of the Group’s performance under its contracts with customers.  There were no material cumulative adjustments to revenue recognized arising from changes in transaction prices, changes in measures of progress or changes in estimated variable consideration.

During the year, the Group has recognized EUR 1.7 billion of revenue that was included in the current contract liability balance at the beginning of the period.

Completed Contracts

In April 2014, the Group entered into an agreement to license certain technology patents and patent applications owned by the Group on the effective date of that agreement, on a non-exclusive basis, to a licensee, for a period of 10 years (the “License Agreement”). Contemporaneously and under the terms of the License Agreement, the Group issued to the licensee an option to extend the technology patent license for the remaining life of the licensed patents. The Group received all cash consideration due for the sale of the 10-year license and option upon closing of the License Agreement. Management has determined that, upon transition to IFRS 15, the License Agreement is a completed contract. As such, in accordance with the transition requirements of the standard, the Group continues to apply its prior revenue accounting policies, based on IAS 18, Revenue, and related interpretations, to the License Agreement. Under those policies, the Group is recognizing revenue over the term of the License Agreement.

As of December 31, 2018, the balance of deferred revenue related to the License Agreement of EUR 825 million, recognized in deferred revenue in the consolidated statement of financial position, is expected to be recognized as revenue through 2024.

Order backlog

As of December 31, 2018, the aggregate amount of the transaction price allocated to partially or wholly unsatisfied performance obligations arising from fixed contractual commitments amounted to EUR 21.1 billion. Management estimates that approximately 59% of the unsatisfied performance obligations will be recognized as revenue during 2019, approximately 34% in 2020-2021 and the remainder thereafter. The estimated timing of the satisfaction of these performance obligations is subject to change owing to factors beyond the Group’s control such as customer and network demand, market conditions and, in some cases, restrictions imposed by the weather or other factors impacting project logistics.

Revenue recognized in the reporting period from performance obligations satisfied (or partially satisfied) in previous periods (for example, due to changes in transaction price) was not material.

Additional disclosure for comparative purposes

The disclosure below is presented for comparative purposes, owing to the Group’s adoption of IFRS 15 under the modified retrospective transition method. For the fiscal year 2018, the difference in the amount of revenue recorded by the application of IFRS 15 as compared to IAS 11, IAS 18 and related Interpretations that were in effect before the adoption of IFRS 15, was immaterial.

EURm	2018	2017	2016
Continuing operations
Revenue from sale of products and licensing	14 003	14 216	14 543
Revenue from services(1)	7 980	8 150	8 166
Contract revenue recognized under percentage of completion accounting(2)	580	781	932
Total	22 563	23 147	23 641

(1)   Excludes services performed as part of contracts under percentage of completion accounting.

(2)   Contract revenue includes submarine projects, which account for the majority of the revenue.